UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2008

CHROMCRAFT REVINGTON, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13970	35-1848094
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Win Hentschel Boulevard, Suite 250, West Lafayette, Indiana	47906
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 807-2640

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Mr. Frank T. Kane has notified Chromcraft Revington, Inc. (the “Company”) of his retirement as an officer and employee and from his positions as the Executive Vice President, Chief Financial Officer, Secretary and Treasurer of the Company. Mr. Kane and the Company are engaging in discussions regarding the terms and effective date of his retirement.

Item 8.01.	Other Events.

Effective as of December 19, 2008, the Company promoted Mr. Myron D. Hamas to the position of Vice President-Finance. Mr. Hamas has been employed by the Company since 2002 and, prior to his promotion, had served as the Company’s Director of Corporate Services. Previously, Mr. Hamas served as Director of Corporate Accounting at the Company. Mr. Hamas’ previous experience includes positions at KPMG LLP and other public companies.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 24, 2008

CHROMCRAFT REVINGTON, INC.

By: /s/ Ronald H. Butler
       Ronald H. Butler,
       Chairman and Chief Executive Officer

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